EXHIBIT 10.101
EXECUTION COPY
FIRST AMENDMENT
TO 364-DAY CREDIT AGREEMENT
     This FIRST AMENDMENT to the 364-DAY CREDIT AGREEMENT (this “Amendment”) is made and dated as of May 11, 2005 by and among COUNTRYWIDE HOME LOANS, INC., a New York corporation (“CHL”), COUNTRYWIDE FINANCIAL CORPORATION, a Delaware corporation (“CFC”), the Lenders signing below, JPMORGAN CHASE BANK, N.A., as the Managing Administrative Agent for the Lenders (in such capacity, the “Managing Administrative Agent”), and BANK OF AMERICA, N.A., as the Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).
RECITALS
     A. Pursuant to that certain 364-Day Credit Agreement, dated as of May 12, 2004, by and among CHL, CFC, the Lenders from time to time party thereto, the Managing Administrative Agent, the Administrative Agent and the syndication agent and the documentation agents named therein (the “Credit Agreement,” and with capitalized terms used herein and not otherwise defined used with the meanings given such terms in the Credit Agreement), the Lenders currently party to the Credit Agreement (the “Existing Lenders”) agreed to extend credit to CFC and CHL on the terms and subject to the conditions set forth therein.
     B. The Lenders signing below have agreed to extend the Commitment Termination Date on the terms and conditions set forth below.
     C. In addition, the Lenders have agreed to amend the Credit Agreement in certain respects.
     NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
AGREEMENT
     1. Amendments to Section 1.01. (a) Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom the definitions of the following defined terms in their entirety and substituting in lieu thereof the following definitions:
      “Commitment Termination Date” means May 10, 2006.
      “Term-Out Maturity Date” means, if so selected by CHL pursuant to Section 2.09(a), May 10, 2007.
      (b) Section 1.01 of the Credit Agreement is hereby amended by deleting the rows entitled “ ≥ A1 from Moody’s or ≥ A+ from S&P” and “A2 from Moody’s or A from S&P” in their entirety from the pricing grid contained in the definition of “Applicable Rate” and substituting in lieu thereof the following:

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				Utilization
				Fee Rate
				(Total Usage of	Utilization Fee Rate
	Federal Funds Rate			≥ 33.3% but	(Total Usage of
Index Debt Rating	Spread	Eurodollar Spread	Facility Fee Rate	< 66.7%)	≥ 66.7%)
≥ A1 from Moody’s or ≥ A+ from S&P	24.0	24.0	6.0	7.5	15.0

A2 from Moody’s or A from S&P	28.0	28.0	7.0	7.5	15.0
     2. Amendment to Section 2.01(b). The second sentence of Section 2.01(b) of the Credit Agreement is hereby amended to read in its entirety as follows:
      “Notwithstanding the foregoing, without the consent of the Required Lenders, (x) in no event shall the aggregate amount of the Commitments exceed $3,600,000,000 and (y) each increase effected pursuant to this paragraph shall be in a minimum amount of at least $50,000,000.”
     3. Amendment to Section 6.06. Section 6.06 of the Credit Agreement is hereby amended by deleting the parenthetical “(other than, in the case of CFC, CHL)” and inserting in lieu thereof "(other than, in the case of CFC, CHL and Treasury Bank, N.A.)”.
     4. Addition of New Lenders and Termination of Certain Existing Lenders. To reflect the fact that certain financial institutions which are not currently Lenders may desire to become Lenders under the Credit Agreement and that certain Existing Lenders may desire to terminate their participation in the Credit Agreement, any such financial institution signing below as a new Lender (a “New Lender”) shall become a Lender under the Credit Agreement as of the Effective Date (as hereinafter defined) and any Existing Lender not executing and delivering this Amendment (an “Exiting Lender”) shall cease to be a Lender under the Credit Agreement as of the Effective Date, notwithstanding any provision or requirement in the Credit Agreement to the contrary, all on the following terms and conditions:
          (a) Each New Lender shall, from and after the Effective Date, be a Lender under the Credit Agreement with all the rights and benefits and with all the agreements and obligations of a Lender thereunder.
          (b) Each Exiting Lender shall, as of the Effective Date, cease to be a Lender under the Credit Agreement, its Commitment (and, if applicable, Swingline Commitment) thereunder shall terminate and it shall cease to have any agreements or obligations thereunder (it being understood and agreed that any rights or benefits thereunder that are expressly stated to survive termination of the Credit Agreement shall continue to be rights and benefits of the Exiting Lenders).
          (c) On and after the Effective Date, the Commitment and Swingline Commitment of each New Lender and each Existing Lender that is not an Exiting Lender shall be as set forth on the schedules attached hereto as Annex 1 and Annex 2, respectively, and

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Schedule 2.01 and Schedule 2.05 of the Credit Agreement shall be deemed amended accordingly.
     5. Agents. Effective as of the Effective Date, the Agents under the Credit Documents shall be as set forth below:

JPMorgan Chase Bank, N.A.	Managing Administrative Agent

Bank of America, N.A.	Administrative Agent

Citicorp USA, Inc.	Syndication Agent

ABN AMRO Bank N.V. and Deutsche Bank Securities Inc.	Documentation Agents
     6. Reaffirmation of Credit Documents. Each of CFC and CHL hereby affirms and agrees that: (a) other than as expressly set forth herein, the execution and delivery by CFC and CHL of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of CFC or CHL, or the rights of the Lenders, under the Credit Agreement and each other Loan Document or any other document or instrument made or given by CFC or CHL in connection therewith, (b) the term “Obligations” as used in the Loan Documents includes, without limitation, the Obligations of CFC and CHL under the Credit Agreement as amended hereby and (c) except as expressly amended hereby, the Loan Documents remain in full force and effect as written.
     7. Effective Date. This Amendment shall be effective on and as of the day and year first above written (the “Effective Date”) subject to the delivery on or prior to such date to the Managing Administrative Agent of the documents indicated below and the satisfaction of the other conditions set forth below:
          (a) A copy of this Amendment, duly executed by CHL, CFC, the New Lenders and the Existing Lenders that are not Exiting Lenders.
          (b) Any Loans outstanding under the Credit Agreement shall have been paid or prepaid and all accrued interest thereon and accrued fees payable to the Existing Lenders thereunder shall have been paid (it being understood that any such payment may be made with the proceeds of a new borrowing under the Credit Agreement as amended hereby).
          (c) Such corporate resolutions, incumbency certificates and other authorizations from CFC and CHL as the Managing Administrative Agent may reasonably request.
          (d) A legal opinion of counsel to CFC and CHL in form and substance reasonably satisfactory to the Managing Administrative Agent.
          (e) Evidence satisfactory to the Agents that all fees and expenses payable to the Agents and the Lenders prior to or on the Effective Date have been paid in full.

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     8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
     9. Representations and Warranties. Each of CFC and CHL hereby represents and warrants to the Lenders and the Managing Administrative Agent as follows:
          (a) Each of CFC and CHL has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of CFC and CHL and constitutes the legal, valid and binding obligation of CFC and CHL enforceable against each such Person in accordance with its terms.
          (b) At and as of the date of execution hereof and both prior to and after giving effect to this Amendment (i) the representations and warranties of CFC and CHL contained in the Credit Agreement are accurate and complete in all respects; (ii) there has not occurred any Default or Event of Default; and (iii) there has not occurred any material adverse change in the business, operations, assets or financial or other condition of CFC, CHL or their consolidated subsidiaries taken as a whole since December 31, 2004.
          (c) The financial statements of CFC, dated December 31, 2004, copies of which have heretofore been furnished to the Managing Administrative Agent and each Lender, are complete and correct and present fairly in accordance with GAAP the consolidated and consolidating financial condition of CFC and its consolidated subsidiaries at such date and the consolidated and consolidating results of its operations and changes in financial position for the fiscal year then ended.
          (d) The financial statements of CHL, dated December 31, 2004, copies of which have heretofore been furnished to the Managing Administrative Agent and each Lender, are complete and correct and present fairly in accordance with GAAP the consolidated financial condition of CHL and its consolidated subsidiaries at such date and the consolidated results of its operations and changes in financial position for the fiscal year then ended.
     10. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
[Signature pages following]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

COUNTRYWIDE FINANCIAL CORPORATION,
a Delaware corporation

By:	/s/ Eric Sieracki

Name Eric Sieracki
Title: Chief Financial Officer

COUNTRYWIDE HOME LOANS, INC.,
a New York corporation

By:	/s/ Eric Sieracki

Name Eric Sieracki
Title: Chief Financial Officer
Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

JPMORGAN CHASE BANK, N.A., as Managing
Administrative Agent and a Lender

By:	/s/ Elisabeth H. Schwabe

Name	Elisabeth H. Schwabe
Title	Managing Director
JPMorgan Chase Bank, N.A.
Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

BANK OF AMERICA, N.A., as Administrative
Agent and a Lender

By:	/s/ Elizabeth Kurilecz

Name	Elizabeth Kurilecz
Title	Senior vice President
Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

ABN AMRO Bank N.V., as a Lender

By:	/s/ Neil R. Stein	/s/ Michael DeMarco

	Name: Neil R. Stein	Michael DeMarco
	Title: Director	Asst. Vice President
Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Sean C Davy

Name: Sean C Davy
Title: Director

By:	/s/ Dirk Schumann

Name: Dirk Schumann
Title: Director
Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO
NAME OF INSTITUTION:
CITICORP USA, INC., as a Lender

By:	/s/ Yoko Otani

Name: Yoko Otani
Title: Managing Direcotr
Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO
NAME OF INSTITUTION:
THE BANK OF NEW YORK, as a Lender

By:	/s/ Paul Connolly

Name: /s/ Paul Connolly
Title: Vice President
Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO
NAME OF INSTITUTION:
BARCLAYS BANK PLC, as a Lender

By:	/s/ Alison McGuigan

Name: Alison McGuigan
Title: Associate Director
Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO
NAME OF INSTITUTION:
LLOYDS TSB BANK PLC, as a Lender

By:	/s/ James M. Rudd		/s/ Michael J. Gilligan

	Name:	James M. Rudd	Michael J. Gilligan
	Title:	Vice President	Director
		Financial Institutions, USA	Financial Institutions, USA
		R091	G311
Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

Wachovia Bank, National Association: Wachovia Bank, National Association, as a Lender
By:	/s/ Joan Anderson
	Name:	Joan Anderson
	Title:	Director

Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION: BNP Paiibas, as a Lender
By:	/s/ Pierre Nicholas Rogers
	Name:	Pierre Nicholas Rogers
	Title:	Managing Director

By:	/s/ Jamie Dillon
	Name:	Jamie Dillon
	Title:	Managing Director

Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION: ING BANK N.V., as a Lender
By:	/s/ C. Pattin
	Name:	C. Pattin
	Title:	Director

By:	/s/ Wendy Holliak
	Name:	Wendy Holliak
	Title:	Manager/Associate

Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION: MORGAN STANLEY BANK, as a Lender
By:	/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Vice President Morgan Stanley Bank

Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION: SOCIETE GENERALE, as a Lender
By:	/s/ Edith L. Hornick
	Name:	Edith L. Hornick
	Title:	Managing Director

Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

UBS Loan Finance LLC, as a Lender

By:	/s/ Edward Creps

	Name:	Edward Creps
	Title:	Director
Banking Products Services US

By:	/s/ Joselin Fernandes

	Name:	Joselin Fernandes
	Title:	Associate Director
Banking Products Services US
Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

WILLIAM STREET COMMITMENT CORPORATION (Recourse only to assets of William Street Commitment Corporation), as a Lender

By:	/s/ Manda D’Agata

	Name:	Manda D’Agata
	Title:	Assistant Vice President
Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Howard Lee

	Name:	Howard Lee
	Title	: Authorized Signatory
Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

Calyon New York Branch, as a Lender

By:	/s/ Sebastian Rocco

	Name:	Sebastian Rocco
	Title:	Managing Director

By:	/s/ W. Jay Buckley

	Name:	W. Jay Buckley
	Title:	Managing Director
Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

HSBC Bank USA, N.A., as a Lender

By:	/s/ Paul Lopez

	Name:	Paul Lopez
	Title:	Senior Vice President
Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By:	/s/ Sascha Klaus	/s/ J. Curtin Beaudouin

	Name: Sascha Klaus	J. Curtin Beaudouin
	Title: Director	Director
Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

KeyBank National Association, as a Lender

By:	/s/ Mary K. Young

	Name:	Mary K. Young
	Title:	Vice President
Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Lehman Brothers Bank, FSB, as a Lender

By:	/s/ Janine M. Shugan

	Name:	Janine M. Shugan
	Title:	Authorized Signatory
Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Greenwich Capital Markets, Inc., as agent for The Royal
Bank of Scotland plc, as a Lender

By:	/s/ Angela Reilly

	Name:	Angela Reilly
	Title:	Senior Vice President
Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Union Bank of California, N.A., as a Lender

By:	/s/ Christine Davis

	Name:	Christine Davis
	Title:	Vice President
Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

WestLB AG, New York Branch, as a Lender

By:	/s/ Samuel Bridges

	Name:	Samuel Bridges
	Title:	Executive Director

By:	/s/ Lillian Tung Lam

	Name:	Lillian Tung Lam
	Title:	Executive Director
Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE 364-DAY CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Norddeutsche Landesbank Girozentrale New York Branch and/or Cayman Islands Branch, as a Lender

By:	/s/ Stephen K. Hunter	/s/ Aleksander Wolski

	Name: Stephen K. Hunte	r Aleksander Wolski
	Title: SVP	Assistant Vice President
Signature Page to the First Amendment to the Countrywide 364-Day Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

ANNEX 1
Commitment Schedule

Commitment
Continuing Lenders
JPMorgan Chase Bank, N.A.	$260,000,000.00
Bank of America, N.A.	$240,000,000.00
ABN Amro Bank N.V.	$200,000,000.00
Deutsche Bank AG New York Branch	$140,000,000.00
Citicorp USA, Inc.	$132,000,000.00
Barclays Bank PLC	$120,000,000.00
The Bank of New York	$130,000,000.00
Wachovia Bank, National Association	$100,000,000.00
BNP Paribas	$80,000,000.00
Morgan Stanley	$80,000,000.00
Goldman Sachs	$80,000,000.00
Societe Generale, New York Branch	$80,000,000.00
Royal Bank of Canada	$70,000,000.00
Calyon New York Branch	$66,000,000.00
HSBC Bank USA	$60,000,000.00
Dresdner Bank AG, New York Branch	$40,000,000.00
KeyBank National Association	$40,000,000.00
Lehman Brothers Bank, FSB	$40,000,000.00
The Royal Bank of Scotland PLC	$40,000,000.00
Norddeutsche Landesbank Girozentrale New York and/or Cayman Islands Branch	$22,000,000.00
Union Bank of California, N.A.	$40,000,000.00
WestLB AG, New York Branch	$20,000,000.00

New Lenders

Lloyds Bank	$100,000,000.00
UBS	$80,000,000.00
ING Bank N.V.	$80,000,000.00

TOTAL	$2,340,000,000.00

ANNEX 2
Swingline Commitment Schedule

Continuing Lenders	Swingline Commitment
JPMorgan Chase Bank, N.A.	$260,000,000.00
Bank of America, N.A.	$240,000,000.00
ABN Amro Bank N.V.	$200,000,000.00
Deutsche Bank AG New York Branch	$140,000,000.00
Citicorp USA, Inc.	$132,000,000.00
Barclays Bank PLC	$120,000,000.00
The Bank of New York	$130,000,000.00
Wachovia Bank, National Association	$100,000,000.00
BNP Paribas	$80,000,000.00
Morgan Stanley	$80,000,000.00
Societe Generale, New York Branch	$80,000,000.00
Royal Bank of Canada	$70,000,000.00
KeyBank National Association	$40,000,000.00
The Royal Bank of Scotland PLC	$40,000,000.00

TOTAL	$1,712,000,000.00